Great Disciplined Equity Fund
Great Lakes Large Cap Value Fund
Great Lakes Small Cap Opportunity Fund

Each a Series of Managed Portfolio Series (the “Trust”)

Supplement dated August 23, 2022 to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”),
each dated July 29, 2022
______________________________________________________________________________

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization providing for the reorganization of each of the Great Lakes Disciplined Equity Fund, Great Lakes Large Cap Value Fund and Great Lakes Small Cap Opportunity Fund (each a “Target Fund”, together the “Target Funds”) into certain series of The Advisors’ Inner Circle Fund as follows (each an “Acquiring Fund”, together the “Acquiring Funds”):

Target Funds	Share Class	Acquiring Funds	Share Class
Great Lakes Disciplined Equity Fund	Institutional Class	Cambiar Opportunity Fund	Institutional Class
Great Lakes Large Cap Value Fund	Institutional Class	Cambiar Opportunity Fund	Institutional Class
Great Lakes Small Cap Opportunity Fund	Institutional Class	Cambiar Small Cap Fund	Institutional Class
	Investor Class		Investor Class

The corresponding Acquiring Fund into which each Target Fund would be reorganized has a similar investment strategy and is expected to have lower fees and expenses pursuant to an expense cap agreed to by Cambiar Investors, LLC (“Cambiar”), which currently serves, and will continue to serve, as investment adviser to each Acquiring Fund. Each reorganization is subject to certain conditions, including approval by shareholders of the Target Fund.

The reorganizations will shift management responsibility from Great Lakes Advisors, LLC as investment adviser to the Target Funds to Cambiar. Cambiar is an SEC-registered investment adviser that provides asset management, compliance, and fund support to the Acquiring Funds.

Pursuant to each reorganization, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund, as shown in the chart above, in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s stated liabilities. As a result of each reorganization, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund.

The reorganizations are generally anticipated to be a tax-free transactions for the Target Funds and their shareholders. The Trust’s Board of Trustees has approved the reorganizations and has determined that approval of each reorganization is in the best interests of each Target Fund, and that the interests of the existing shareholders of each Target Fund will not be diluted as a result of the reorganization.

Shareholders of record of each Target Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. It is anticipated that the shareholder meeting will occur sometime in November of 2022. If approved by Target Fund shareholders, each reorganization is expected to take place on or about December 10, 2022.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Target Funds or the Acquiring Funds, nor is it a solicitation of any proxy.

______________________________________________________________________________

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.
2